Virtus Strategic Allocation Fund

a series of Virtus Equity Trust

Supplement dated March 24, 2017 to the Summary Prospectus and the Virtus Equity Trust

Statutory Prospectus, each dated July 29, 2016, as supplemented

Important Notice to Investors

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet and will no longer be a portfolio manager for the Virtus Strategic Allocation Fund, and Stephen H. Hooker will be added as a portfolio manager to the fund. The resulting disclosure changes to the fund’s prospectuses that will be effective on April 30, 2017 are described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of fund’s statutory prospectus will be replaced in its entirety with the following:

> David L. Albrycht, CFA, President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since 2012.

> Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps. Mr. Brimberg has served as a Portfolio Manager of the fund since 2012.

> Doug Foreman, CFA, Chief Investment Officer at Kayne Anderson Rudnick. Mr. Foreman has served as a Portfolio Manager of the fund since September 2016.

> Stephen H, Hooker, CFA, Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the fund since April 2017.

The row for the fund in the table under “Newfleet” on page 72 of the fund’s statutory prospectus will be replaced with the following:

Virtus Strategic Allocation Fund (fixed income portion only)	David L. Albrycht, CFA (since 2012) Stephen H. Hooker, CFA (since April 2017)

The narrative under the referenced table with respect to the portfolio managers of the fund will be replaced in its entirety with the following:

David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet (since June 2011). Until June 2011, he was executive managing director (2008 to 2011) and vice president (2005 to 2008), fixed income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates beginning in 1991.

Stephen H. Hooker, CFA. Mr. Hooker is a Managing Director Portfolio Manager at Newfleet (since 2011). He is responsible for the paper and packaging and chemicals industry sectors, and the Eastern Europe, Middle East, and Africa sovereign credit sector. From 2005 until 2011, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. Prior to 2005, he was at Goodwin for 12 years, serving in various capacities, including as a senior credit analyst and emerging markets sector manager on its fixed income team.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019/StratAllocation PMs (3/2017)

Virtus Strategic Allocation Fund

a series of Virtus Equity Trust

Supplement dated March 24, 2017 to the Statement of Additional Information (“SAI”)

dated July 29, 2016, as supplemented

Important Notice to Investors

Effective April 30, 2017, Christopher Kelleher will retire from Newfleet and will no longer be a portfolio manager for the Virtus Strategic Allocation Fund, and Stephen H. Hooker will be added as a portfolio manager to the fund. The resulting disclosure changes to the fund’s SAI that will be effective on April 30, 2017 are described below.

The disclosure in the table under “Portfolio Managers” on page 81 of the SAI will be amended by removing reference to Mr. Kelleher in the row for the fund. In addition, Stephen H. Hooker will be added as Portfolio Manager of the fund.

The disclosure in the “Other Accounts Managed (no Performance-Based Fees)” table on page 82 of the SAI will be amended by removing the reference to Mr. Kelleher. In addition, new rows showing the following information for Mr. Hooker and an associated footnote will be added to the table:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen H. Hooker*	1	$30.4 million	0	$0	0	$0

*As of March 21, 2017.

The disclosure in the “Other Accounts Managed (with Performance-Based Fees)” on page 82 of the SAI will be amended by removing the reference to Mr. Kelleher.

The disclosure in the table under “Portfolio Manager Fund Ownership” on page 84 of the SAI will be amended by removing the reference to Mr. Kelleher. In addition, a new row showing the following information for Mr. Hooker and an associated footnote will be added to the table:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Stephen H. Hooker*	Strategic Allocation Fund − None

*As of March 21, 2017.

Investors should retain this supplement with the SAI for future reference.

VET 8019B Strat Allocation PMs (3/2017)